                                                                  Exhibit 10.25

                        FEDERATED DEPARTMENT STORES, INC.

                                  $400,000,000

                                COMMERCIAL PAPER

                          PRIVATE PLACEMENT MEMORANDUM



THE NOTES DESCRIBED HEREIN (THE "NOTES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS, AND OFFERS AND SALES THEREOF MAY BE MADE ONLY IN COMPLIANCE WITH AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. BY ITS ACCEPTANCE OF A NOTE, THE PURCHASER THEREOF WILL BE DEEMED TO REPRESENT THAT IT HAS BEEN AFFORDED AN OPPORTUNITY TO INVESTIGATE MATTERS RELATING TO THE ISSUER AND THE NOTES, THAT IT IS NOT ACQUIRING SUCH NOTE WITH A VIEW TO ANY DISTRIBUTION THEREOF AND THAT IT IS EITHER (A) AN INSTITUTIONAL INVESTOR OR HIGHLY SOPHISTICATED INDIVIDUAL INVESTOR THAT IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a) UNDER THE ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR" OR "SOPHISTICATED INDIVIDUAL ACCREDITED INVESTOR" RESPECTIVELY) WITH SUCH KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT IT IS CAPABLE OF EVALUATING THE RISKS OF AN INVESTMENT IN THE NOTES AND THAT EITHER IT IS PURCHASING NOTES FOR ITS OWN ACCOUNT, IS A U.S. BANK (AS DEFINED IN SECTION 3(a)(2) OF THE ACT) OR A SAVINGS AND LOAN ASSOCIATION OR OTHER INSTITUTION (AS DEFINED IN SECTION 3(a)(5)(A) OF THE ACT) ACTING IN ITS INDIVIDUAL OR FIDUCIARY CAPACITY, OR IS A FIDUCIARY OR AGENT (OTHER THAN A U.S. BANK OR SAVINGS AND LOAN ASSOCIATION) PURCHASING NOTES FOR ONE OR MORE ACCOUNTS EACH OF WHICH IS SUCH AN INSTITUTIONAL ACCREDITED INVESTOR OR SOPHISTICATED INDIVIDUAL ACCREDITED INVESTOR (a) WHICH ITSELF POSSESSES SUCH KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT SUCH PURCHASER IS CAPABLE OF EVALUATING THE MERITS AND RISKS OF AN INVESTMENT IN THE NOTES, OR
(b) WITH RESPECT TO WHICH SUCH PURCHASER HAS SOLE INVESTMENT DISCRETION; OR (B) A QUALIFIED INSTITUTIONAL BUYER ("QIB") WITHIN THE MEANING OF RULE 144A UNDER THE ACT WHICH IS ACQUIRING NOTES FOR ITS OWN ACCOUNT OR FOR ONE OR MORE ACCOUNTS, EACH OF WHICH IS A QIB AND WITH RESPECT TO EACH OF WHICH THE PURCHASER HAS SOLE INVESTMENT DISCRETION; AND THE PURCHASER ACKNOWLEDGES THAT IT IS AWARE THAT THE SELLER MAY RELY UPON THE EXEMPTION FROM THE REGISTRATION PROVISIONS OF
SECTION 5 OF THE ACT PROVIDED BY RULE 144A. BY ITS ACCEPTANCE OF A NOTE, THE PURCHASER THEREOF SHALL ALSO BE DEEMED TO AGREE THAT ANY RESALE OR OTHER TRANSFER THEREOF WILL BE MADE ONLY (A) IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE ACT EITHER (1) TO THE ISSUER OR TO CITICORP SECURITIES, INC. OR LEHMAN BROTHERS INC. OR ANOTHER PERSON DESIGNATED BY THE ISSUER AS A PLACEMENT AGENT FOR THE NOTES (COLLECTIVELY THE "PLACEMENT AGENTS"), NONE OF WHICH SHALL HAVE ANY OBLIGATION TO ACQUIRE SUCH NOTE, (2) THROUGH A PLACEMENT AGENT TO AN INSTITUTIONAL ACCREDITED INVESTOR OR HIGHLY SOPHISTICATED INDIVIDUAL INVESTOR OR A QIB BY A PLACEMENT AGENT, OR (3) TO A QIB IN A TRANSACTION THAT MEETS THE REQUIREMENTS OF RULE 144A AND (B) IN MINIMUM AMOUNTS OF $250,000.



                            -------------------------
                                PLACEMENT AGENTS
                            CITICORP SECURITIES, INC.
                              LEHMAN BROTHERS INC.


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THIS PRIVATE PLACEMENT MEMORANDUM IS CONFIDENTIAL AND HAS BEEN PREPARED BY
FEDERATED DEPARTMENT STORES, INC. (THE "COMPANY") SOLELY FOR USE IN CONNECTION WITH THE OFFERING OF NOTES DESCRIBED HEREIN. THIS PRIVATE PLACEMENT MEMORANDUM IS PERSONAL TO THE RECIPIENT HEREOF AND DOES NOT CONSTITUTE AN OFFER TO ANY OTHER PERSON OR TO THE PUBLIC GENERALLY TO SUBSCRIBE FOR OR OTHERWISE ACQUIRE THE NOTES. DISTRIBUTION OF THIS PRIVATE PLACEMENT MEMORANDUM TO ANY OTHER PERSON OR TO THE PUBLIC GENERALLY TO SUBSCRIBE FOR OR OTHERWISE ACQUIRE THE NOTES IS UNAUTHORIZED, AND ANY DISCLOSURE OF ANY OF ITS CONTENTS, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY, IS PROHIBITED. EACH RECIPIENT, BY ACCEPTING DELIVERY OF THIS PRIVATE PLACEMENT MEMORANDUM, AGREES TO THE FOREGOING AND TO MAKE NO PHOTOCOPIES OF THIS PRIVATE PLACEMENT MEMORANDUM OR ANY DOCUMENTS REFERRED TO HEREIN.

THE NOTES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL, STATE OR FOREIGN SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT REVIEWED OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                        FEDERATED DEPARTMENT STORES, INC.

                               SUMMARY OF TERMS
                               ----------------

ISSUER:                       Federated Department Stores, Inc.
                              ("Federated" or the "Company"), a corporation incorporated under the laws of Delaware.

PROGRAM SIZE:                 Authorized to a maximum outstanding of
                              $400,000,000.

PLACEMENT AGENTS:             Citicorp Securities, Inc. and Lehman Brothers Inc.

SECURITIES:                   Unsecured  notes  (the  "Notes"),  ranking  pari
                              passu with all other unsecured and unsubordinated indebtedness of the Company.

RATINGS:                                                 S&P            Moody's
                                                         ---            -------

                              Commercial Paper        Not Rated        Not Rated
                              Senior Secured             BB+              n/a
                              Senior Unsecured           BB-              Bal
                              Subordinated Unsecured     BB-              Ba3

EXEMPTION:                    The Notes are exempt from registration under the
                              Securities Act of 1933, as amended, pursuant to
                              Section 4(2), and cannot be resold unless registered or an exemption from registration is available.

OFFERING PRICE:               Par less a discount representing an interest
                              factor,  or if interest bearing, at par.

DENOMINATIONS:                Minimum of $250,000.

MATURITIES:                   Up to 270 days from date of issue.

REDEMPTION:                   The Notes will not be redeemed prior to maturity
                              or be subject to voluntary prepayment.

FORM: Each Note will be evidenced by (i) a note certificate issued in bearer form or (ii) a master note registered in the name of the nominee of The Depository Trust Company ("DTC"). The master note (the "Book-Entry
                              Note") will be deposited with the Issuing and Paying Agent as subcustodian for DTC or its successor. DTC will record, by appropriate entries on its book-entry registration and transfer system, the respective amounts payable in respect of the Book-Entry Note. Payments by DTC participants to purchasers for whom a DTC participant is acting as agent in respect of the Book-Entry Note will be governed by the standing instructions and customary practices under which securities are held at DTC through DTC participants.

SETTLEMENT:                   Unless otherwise agreed to, same day basis, in
                              immediately  available funds.

ISSUING AND PAYING AGENT:     Citibank, N.A.
                              399 Park Avenue
                              New York, NY  10043





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                                   BUSINESS
                                   --------

The Company is one of the leading operators of full-line department stores in the United States, with 409 department stores in 33 states as of November 2, 1996. The Company's department stores sell a wide range of merchandise, including men's, women's and children's apparel and accessories, cosmetics, home furnishings and other consumer goods, and are diversified by size of store, merchandising character and character of community served. The Company's department stores are located at urban or suburban sites, principally in densely populated areas across the United States. The Company also operates more than 150 specialty stores under the names "Aeropostale" and "Charter Club," and a mail order catalog business under the name "Bloomingdale's By Mail."

The following table sets forth certain information with respect to each of the Company's retail operating divisions:

                                                                         February 3, 1996
                                                              --------------------------------
                                                               Number of             Gross
                                                                Stores           Square Feet(a)
                                                              ------------       -------------
                                                                                  (thousands)

                       Bloomingdale's     .  . . . . . . .           17                 4,689

                       The  Bon  Marche  . . . . . . . . .           41                 4,960

                       Burdines  . . . . . . . . . . . . .           47                 7,884

                       Macy's  East  . . . . . . . . . . .           89                23,355

                       Macy's  West  . . . . . . . . . . .          116                22,518

                       Rich's/Lazarus/Goldsmith's. .                 75                14,672

                       Stern's  .  . . . . . . . . . . . .           27                 5,425

                       Macy's  Specialty . . . . . . . . .          153                   555
                                                               ---------          -----------

                       Total    .  . . . . . . . . . . . .          565                84,058
                                                               =========          ============


         (a) Reflects total square footage of store locations, including office, storage, service and other support space that is not dedicated to direct merchandise sales, but excluding warehouses and distribution terminals not located at store sites.

In general, each of the Company's retail operating divisions is a separate subsidiary of the Company. However, the Macy's West division and the Rich's/Lazarus/Goldsmith's division each comprises three separate subsidiaries of the Company.

The Company and its predecessors have been operating department stores since 1830. Federated was organized as a Delaware corporation in 1929. On February 4, 1992, Allied Stores Corporation ("Allied") was merged into Federated. On May 26, 1994, Federated acquired Joseph Horne Co., Inc. pursuant to a subsidiary merger. On December 19, 1994, Federated acquired R. H. Macy & Co., Inc. ("Macy's") pursuant to a merger. On October 11, 1995, the Company acquired Broadway Stores, Inc. ("Broadway")


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

pursuant to a subsidiary merger, with the results of operations of Broadway being included in the Company's results of operations since July 29, 1995.

Federated, Allied and substantially all of their respective subsidiaries (collectively, the "Federated/Allied Companies") were reorganized under chapter 11 of the United States Bankruptcy Code pursuant to a plan of reorganization which became effective on February 4, 1992. Macy's and substantially all of its subsidiaries (the "Macy's Debtors") were reorganized under chapter 11 of the United States Bankruptcy Code pursuant to a plan of reorganization which became effective on December 19, 1994. Broadway was reorganized under chapter 11 of the United States Bankruptcy Code pursuant to a plan of reorganization which became effective on October 8, 1992. For additional information regarding the respective reorganization proceedings of the Federated/Allied Companies, the Macy's Debtors and Broadway, see Item 3 "Legal Proceedings," the Company's Annual Report Form 10-K for the period ended February 3,1996.

                                                                 FINANCIAL HIGHLIGHTS
                              --------------------------------------------------------------------------------------------
                                 39 Weeks Ended          39 Weeks Ended          52 Weeks Ended          52 Weeks Ended
                                November 2, 1996        October 28, 1995        February 3, 1996        January 28, 1995
                              ---------------------    -------------------    ---------------------    -------------------
                                                             (millions, except share data)

Net Sales                         $ 10,194                 $  9,784               $ 15,049                  $  8,316

Operating Income
  Excluding unusual items(1)           539                      355                    982                       635

% of Sales                             5.3%                     3.6%                   6.5%                      7.6%

EBITDA (2)                             941                      720                  1,479                        921

% of Sales                             9.2%                     7.4%                   9.8%                      11.1%

Net Income (1)
  Excluding Unusual Items              111                      (26)                   269                        239
  Including Unusual Items              (23)                    (170)                    75                        188


Earnings Per Share(1)
  Excluding Unusual Items         $    .53                 $   (.14)              $   1.40                   $   1.80
  Including Unusual Items         $   (.11)                $   (.91)              $    .39                   $   1.41


The foregoing information is qualified in its entirety by reference to the reports and information described below under the
"Available Information."


------------------------------
(1) Unusual items represent business and consolidation expenses for all periods and the charitable contribution to the
    Federated Department Stores Foundation in 1995.

(2) EBITDA represents earnings before interest, taxes, depreciation, amortization, and unusual items.


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

BANK FACILITIES
---------------

The Company maintains bank borrowing facilities sufficient to support the commercial paper outstanding.

AVAILABLE INFORMATION
---------------------

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, files reports and other information with the Securities and Exchange Commission (the "Commission"). Such reports and other information may be inspected without charge at the public reference facilities maintained by the Commission at 450 Fifth Street, NW, Washington, D.C. 20549, and at the Regional Offices of the Commission. Copies thereof may be obtained from the Commission upon payment of the prescribed fees. If available, such reports and other information may also be accessed through the Commission's electronic data gathering, analysis and retrieval system ("EDGAR") via electronic means, including the Commission's web site on the Internet (http://www.sec.gov). The Company will provide without charge to each purchaser of the Notes, upon oral or written request, a copy of any and all documents filed by the Company with the Commission and any and all publicly available financial information. The Company, Citicorp Securities, Inc. and Lehman Brothers Inc. are offering the opportunity to each prospective purchaser prior to purchasing any Notes, to ask questions of, and receive answers from, the Company, Citicorp Securities, Inc. and Lehman Brothers Inc. concerning the offering of the Notes and to obtain any relevant information to the extent the information is not confidential or non-public information and to the extent the Company, Citicorp Securities, Inc. or Lehman Brothers Inc. possesses such information or can acquire it without unreasonable effort or expense.

Requests should be directed to: Susan Robinson, Investor Relations, Federated Department Stores, Inc., 7 West Seventh Street, Cincinnati, Ohio 45202, telephone (513) 579-7028. Any other questions can be directed to Christopher J. Kulusic at Citicorp Commercial Paper Investor Marketing, 399 Park Avenue, 11th Floor/ Zone 13, New York, New York 10043, telephone (212) 559-8617 or Michele Mahoney at Lehman Brothers Inc., 3 World Financial Center, New York, New York 10285-1200, telephone (212)526-6092.

As consideration for the Placement Agents' services in connection with the sales of the Notes, the Company has agreed to pay compensation to the Placement Agents which may be in the form of discounts. Compensation of the Placement Agents may be deducted from the sale proceeds of the Notes prior to remittance to the Company or the Depositary. The Company has agreed to indemnify the Placement Agents and their affiliates for certain liabilities, including certain liabilities under the Act, and to contribute to payments the Placement Agents may be required to make in respect thereof.

CITICORP SECURITIES, INC. AND LEHMAN BROTHERS INC. MAY FROM TIME TO TIME ACT AS UNDERWRITERS FOR PUBLIC OFFERINGS OF, OR MAKE A MARKET FOR, SECURITIES OF THE COMPANY OR ITS AFFILIATES AND MAY HAVE A LONG OR SHORT POSITION IN SUCH SECURITIES. ALTHOUGH CITICORP SECURITIES, INC. AND LEHMAN BROTHERS INC. MAY PURCHASE AND SELL, AS PRINCIPAL OR AGENT, OUTSTANDING COMMERCIAL PAPER OF THE COMPANY, CITICORP SECURITIES, INC. AND LEHMAN BROTHERS INC. ASSUME NO OBLIGATION TO PURCHASE OR MAKE A MARKET IN ANY SUCH OUTSTANDING COMMERCIAL PAPER.

Citicorp Securities, Inc. and certain of its affiliates have provided from time to time, and expect to provide in the future, investment and commercial banking services to the Company and certain of its affiliates in the ordinary course of business.




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

Citicorp Securities, Inc. is a wholly owned subsidiary of Citicorp and is a broker-dealer registered with the Securities and Exchange Commission and a member of the National Association of Securities Dealers, Inc.

Citicorp Securities, Inc. is not a bank and is a separate corporate entity from Citibank, N.A. and other banks and thrifts which are subsidiaries of Citicorp. Unless otherwise stated as the case, the securities sold, offered, or recommended by Citicorp Securities, Inc. are not deposits, are not insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation, are not guaranteed by a bank or thrift affiliated with Citicorp Securities, Inc. and are not otherwise an obligation or responsibility of such an affiliated bank or thrift.





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